UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2013

Date of reporting period :	January 1, 2013 — December 31, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

12|31|13

Annual report

Putnam VT
George Putnam Balanced Fund

Putnam Investments

Message from the Trustees

Dear Shareholder:

As 2014 gets under way, signs point to a more widespread economic recovery around the world. We are encouraged by the improvement that the larger developed economies are showing in key areas such as unemployment, housing, and manufacturing.

Some storm clouds also have cleared. It is no longer a guessing game as to when the U.S. Federal Reserve will begin reducing its stimulative bond-buying program. And the looming threat of another federal government shutdown is easing. Moreover, the embattled 17-nation eurozone, which just a year ago appeared to teeter on the verge of financial collapse, seems to be emerging from recession. At the same time, Japan is pursuing structural policies seeking to reverse its deflationary spiral, while China is working toward instituting important domestic reforms to support sustainable growth.

In 2013, U.S. stocks, as measured by the S&P 500 Index, soared more than 30%, posting their best year since 1997. Equities may continue to benefit from better business conditions, but it is worth remembering that advances of such magnitude are rare. For fixed-income investors, rising Treasury yields may continue to pose a challenge requiring a different set of strategies than those that were common during the years of falling rates.

To help you pursue your financial goals in this environment, Putnam offers fresh thinking and a commitment to fundamental research, active investing, and risk management strategies. Your financial advisor also can help guide you toward your investment goals, while taking into account your time horizon and tolerance for risk.

We would like to welcome new shareholders of the fund and to thank you for investing with Putnam. We would also like to extend our thanks to Elizabeth Kennan, who has retired from the Board of Trustees, for her 20 years of dedicated service.

Performance summary (as of 12/31/13)

Investment objective

Balanced investment composed of a well-diversified portfolio of stocks and bonds that produce both capital growth and current income

Net asset value December 31, 2013

Class IA: $9.29	Class IB: $9.25

Total return at net asset value

					George
				Barclays U.S.	Putnam
(as of	Class IA	Class IB	Russell 1000	Aggregate	Blended
12/31/13)	shares*	shares*	Value Index	Bond Index	Index

1 year	18.46%	18.09%	32.53%	–2.02%	17.65%

5 years	92.71	90.15	116.14	24.27	78.74
Annualized	14.02	13.72	16.67	4.44	12.32

10 years	46.96	43.32	107.73	55.99	97.83
Annualized	3.93	3.66	7.58	4.55	7.06

Life	80.24	74.05	154.58	128.86	167.66
Annualized	3.83	3.60	6.15	5.43	6.49

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: April 30, 1998.

George Putnam Blended Index is an unmanaged index administered by Putnam Investment Management, LLC, 60% of which is the Russell 1000 Value Index and 40% of which is the Barclays U.S. Aggregate Bond Index. Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation. Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Putnam VT George Putnam Balanced Fund 1

Report from your fund’s managers

What factors influenced the investment environment during the annual period?

U.S. stocks produced substantial gains for the 12 months ended December 31, 2013, with major equity indexes such as the S&P 500 Index reaching then-record highs. Investors seemed to focus on the actions of the Federal Reserve during the year. Equities sold off in May and June as investors worried about the Fed’s plans to wind down its economic stimulus efforts. Stocks then rallied in September when the central bank made it clear that tapering of its massive bond purchases would occur only when the U.S. economy was sufficiently strong to withstand a gradual removal of this support. In mid-December, as economic fundamentals showed renewed signs of strengthening, the Fed announced that it would begin to slowly reduce its stimulus program, but would keep short-term interest rates low. And again, investors cheered the development and equities continued their momentum.

Bonds generally did not do well against this backdrop, particularly those segments of the bond market most sensitive to interest rates. As the year unfolded, bond investors, too, worried about the Fed’s plans, which was reflected in the falling price of many interest-rate-sensitive issues and the accompanying rise in their yields. The yields on the 10-year Treasury note, for example, rose from 1.78% on the final day of 2012 to 3.04% at year-end 2013. For the period, the Barclays U.S. Aggregate Bond Index, a bellwether for the intermediate-term, investment-grade bond market, registered a negative result, ending the year at -2.02%. Conversely, to the extent that interest rates were rising in the context of an improving U.S. economy, this was a more supportive investment environment for high-yield bonds and other lower-quality sectors of the market.

How did the fund perform against this backdrop?

The fund maintains a roughly 60%/40% balance between equities and bonds. So the rally in stock prices and sell-off in bonds during the year were reflected in a solid double-digit return for the fund over the year. As would be expected, the equity portion of the portfolio performed well in absolute terms, mirroring the run-up in stock prices and finishing the year roughly in line with the 32.53% return of its primary benchmark, the Russell 1000 Value Index. Sector allocation in the equity portfolio added the most value to the fund’s results versus the primary benchmark, particularly its overweight exposure to the strong-performing consumer discretionary sector and its underweights to energy, utilities, and materials, whose returns lagged on slower economic growth in certain regions of the world, particularly the emerging markets. Opportune stock selection in the financials sector also was a source of strength. Less favorable results occurred in the information technology [IT] sector, where an underweight in a giant U.S.-based consumer electronics manufacturer and an overweight in a lagging U.S. provider of IT storage solutions were among the biggest detractors.

How did the bond portfolio perform?

As expected, the fund’s bond portfolio did far less well in absolute terms, turning in a slightly negative return. The portfolio’s tilt toward high-quality corporate debt helped it outperform the Barclays U.S. Aggregate Bond Index, whose negative return was more influenced by the falling prices of U.S. Treasuries.

In spite of the anemic overall performance of the bond portfolio, the fund as a whole continued to achieve its objective: to provide the upside growth potential of stocks, while being balanced by the risk protection of high-grade bonds.

What is your outlook for the markets as we head into 2014?

The U.S. economy has seen gradual improvement, although some of its components, such as employment, have fallen short of expectations. That said, we believe U.S. corporate balance sheets and profit margins remain healthy and equity valuations are reasonable relative to historical levels. Within fixed income, yields have risen considerably, but we believe they likely have room to rise further if the economy continues to improve. Rising rates could be challenging for U.S. Treasuries and other interest-rate-sensitive instruments, while possibly being supportive of high-yield bonds and other credit sectors.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Value stocks may fail to rebound, and the market may not favor value-style investing. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

2 Putnam VT George Putnam Balanced Fund

Your fund’s managers

Portfolio Manager David M. Calabro joined Putnam in 2008 and has been in the investment industry since 1982.

Portfolio Manager Kevin F. Murphy joined Putnam in 1999 and has been in the investment industry since 1988.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

Putnam VT George Putnam Balanced Fund 3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2013, to December 31, 2013. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 12/31/13		for the 6 months ended 12/31/13

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$3.85	$5.16	$3.72	$4.99

Ending value
(after expenses)	$1,091.70	$1,089.50	$1,021.53	$1,020.27

Annualized
expense ratio†	0.73%	0.98%	0.73%	0.98%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/13. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

†For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

A note about your fund’s auditor

During your fund’s fiscal year, between July 18, 2013 and December 16, 2013, a non-U.S. member firm in PricewaterhouseCoopers LLP’s (“PwC”) global network of firms had an investment in certain non-U.S. funds that became affiliated with Putnam Investments as a result of the acquisition of the funds’ advisor by Putnam’s parent company, Great-West Lifeco Inc. The investment consisted of pension plan assets for the benefit of the member firm’s personnel. The investment is inconsistent with the requirements of the Securities and Exchange Commission’s auditor independence rules, which require an auditor to be independent for the entire year under audit. Your fund has been informed by PwC that this investment was no longer held by the plans as of December 16, 2013. During the period between the acquisition noted above and the disposition of the investment, none of the member firm’s personnel was on the PwC audit team for your fund, and none of the members of the audit team participated in the member firm’s pension plans. Based on its knowledge of the facts and its experience with PwC, the Audit and Compliance Committee of your fund’s Board of Trustees concluded that the investment by the PwC member firm would not affect PwC’s ability to render an objective audit opinion to your fund. Based on this conclusion and consideration of the potential risks that the disruption of a change of auditor could present, the Audit and Compliance Committee determined that PwC should continue to act as auditor for your fund.

4 Putnam VT George Putnam Balanced Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust and Shareholders of
Putnam VT George Putnam Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam VT George Putnam Balanced Fund (the “fund”) at December 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2013 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2014

Putnam VT George Putnam Balanced Fund 5

The fund’s portfolio 12/31/13

COMMON STOCKS (61.4%)*	Shares	Value

Banking (7.8%)
Bank of America Corp.	111,700	$1,739,169

Bank of New York Mellon Corp. (The)	19,800	691,812

BB&T Corp.	12,400	462,768

Capital One Financial Corp.	10,600	812,066

Citigroup, Inc.	32,950	1,717,025

Fifth Third Bancorp	22,200	466,866

JPMorgan Chase & Co.	39,400	2,304,112

PNC Financial Services Group, Inc.	5,700	442,206

Regions Financial Corp.	56,100	554,829

State Street Corp.	16,500	1,210,935

U.S. Bancorp	40,100	1,620,040

Wells Fargo & Co.	23,800	1,080,520

		13,102,348
Basic materials (1.7%)
Agrium, Inc. (Canada)	4,900	448,252

Alcoa, Inc.	14,300	152,009

Dow Chemical Co. (The)	12,100	537,240

E.I. du Pont de Nemours & Co.	3,800	246,886

Freeport-McMoRan Copper & Gold, Inc. (Indonesia)	9,600	362,304

HB Fuller Co.	2,100	109,284

International Paper Co.	8,500	416,755

Nucor Corp.	6,200	330,956

PPG Industries, Inc.	1,300	246,558

		2,850,244
Capital goods (3.2%)
Allegion PLC (Ireland) †	1,000	44,190

Cummins, Inc.	800	112,776

Eaton Corp PLC	9,600	730,752

Emerson Electric Co.	3,100	217,558

General Dynamics Corp.	2,574	245,946

Illinois Tool Works, Inc.	7,000	588,560

Ingersoll-Rand PLC	3,000	184,800

Northrop Grumman Corp.	5,600	641,816

Parker Hannifin Corp.	2,700	347,328

Raytheon Co.	10,600	961,420

Schneider Electric SA (France)	2,510	220,306

Staples, Inc.	6,700	106,463

United Technologies Corp.	7,700	876,260

		5,278,175
Communication services (1.6%)
AT&T, Inc.	14,500	509,820

Comcast Corp. Class A	21,200	1,101,658

Juniper Networks, Inc. †	6,000	135,420

Verizon Communications, Inc.	18,140	891,400

		2,638,298
Conglomerates (1.7%)
3M Co.	1,600	224,400

General Electric Co.	43,500	1,219,305

Siemens AG ADR (Germany)	1,700	235,467

Tyco International, Ltd.	27,000	1,108,080

		2,787,252
Consumer cyclicals (6.3%)
ADT Corp. (The)	5,550	224,609

Bed Bath & Beyond, Inc. †	10,400	835,120

CBS Corp. Class B (non-voting shares)	14,900	949,726

D.R. Horton, Inc. †	16,100	359,352

Ford Motor Co.	25,600	395,008

COMMON STOCKS (61.4%)* cont.	Shares	Value

Consumer cyclicals cont.
Gaming and Leisure Properties, Inc. † R	4,900	$248,969

General Motors Co. †	7,800	318,786

Hasbro, Inc.	2,100	115,521

Hilton Worldwide Holdings, Inc. †	9,887	219,986

Home Depot, Inc. (The)	2,200	181,148

Johnson Controls, Inc.	19,500	1,000,350

Macy’s, Inc.	17,900	955,860

Marriott International, Inc. Class A	19,318	953,536

Owens Corning, Inc. †	7,800	317,616

Penn National Gaming, Inc. †	7,500	107,475

PulteGroup, Inc.	21,000	427,770

Target Corp.	3,400	215,118

Time Warner, Inc.	17,000	1,185,240

TJX Cos., Inc. (The)	4,500	286,785

Viacom, Inc. Class B	6,600	576,444

Walt Disney Co. (The) †	9,800	748,720

		10,623,139
Consumer finance (0.3%)
American Express Co.	6,200	562,526

		562,526
Consumer staples (5.0%)
Altria Group, Inc.	11,400	437,646

Coca-Cola Co. (The)	5,700	235,467

Coca-Cola Enterprises, Inc.	10,600	467,778

Colgate-Palmolive Co.	3,900	254,319

Coty, Inc. Class A	36,000	549,000

CVS Caremark Corp.	16,900	1,209,533

Dr. Pepper Snapple Group, Inc.	6,200	302,064

General Mills, Inc.	8,800	439,208

Kellogg Co.	6,500	396,955

Lorillard, Inc.	3,600	182,448

McDonald’s Corp.	3,700	359,011

PepsiCo, Inc.	3,700	306,878

Philip Morris International, Inc.	23,880	2,080,664

Procter & Gamble Co. (The)	10,500	854,805

Walgreen Co.	4,200	241,248

		8,317,024
Energy (7.2%)
Anadarko Petroleum Corp.	7,500	594,900

Chevron Corp.	7,300	911,843

ConocoPhillips	8,000	565,200

Exxon Mobil Corp.	41,000	4,149,200

Halliburton Co.	12,400	629,300

Marathon Oil Corp.	27,900	984,870

Noble Corp. PLC	6,700	251,049

Occidental Petroleum Corp.	3,400	323,340

Phillips 66	2,600	200,538

QEP Resources, Inc.	8,300	254,395

Royal Dutch Shell PLC ADR (United Kingdom)	26,846	1,913,314

Schlumberger, Ltd.	1,776	160,035

Southwestern Energy Co. †	7,500	294,975

Suncor Energy, Inc. (Canada)	15,400	539,770

Total SA ADR (France)	4,500	275,715

		12,048,444
Financial (0.9%)
CME Group, Inc.	9,500	745,370

Carlyle Group LP (The) (Partnership shares)	19,700	701,714

		1,447,084

6 Putnam VT George Putnam Balanced Fund

COMMON STOCKS (61.4%)* cont.	Shares	Value

Health care (10.1%)
AstraZeneca PLC ADR (United Kingdom)	7,700	$457,149

Baxter International, Inc.	14,900	1,036,295

Bristol-Myers Squibb Co.	6,500	345,475

CIGNA Corp.	5,000	437,400

Covidien PLC	10,525	716,753

Eli Lilly & Co.	11,100	566,100

GlaxoSmithKline PLC ADR (United Kingdom)	14,000	747,460

Johnson & Johnson	27,100	2,482,089

Medtronic, Inc.	9,300	533,727

Merck & Co., Inc.	26,300	1,316,315

Novartis AG ADR (Switzerland)	3,700	297,406

Pfizer, Inc.	60,515	1,853,574

Quest Diagnostics, Inc.	5,700	305,178

Sanofi ADR (France)	12,600	675,738

St. Jude Medical, Inc.	8,800	545,160

Stryker Corp.	7,000	525,980

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	13,000	521,040

Thermo Fisher Scientific, Inc.	8,000	890,800

UnitedHealth Group, Inc.	14,200	1,069,260

Ventas, Inc. R	6,000	343,680

Zimmer Holdings, Inc.	9,100	848,029

Zoetis, Inc.	10,442	341,349

		16,855,957
Insurance (4.0%)
Aflac, Inc.	3,300	220,440

American International Group, Inc.	18,000	918,900

Chubb Corp. (The)	5,300	512,139

Hartford Financial Services Group, Inc. (The)	28,200	1,021,686

Marsh & McLennan Cos., Inc.	13,300	643,188

MetLife, Inc.	20,700	1,116,144

Prudential Financial, Inc.	10,800	995,976

Sun Life Financial, Inc. (Canada)	7,500	264,975

Travelers Cos., Inc. (The)	10,600	959,724

		6,653,172
Investment banking/Brokerage (1.3%)
Charles Schwab Corp. (The)	23,200	603,200

Goldman Sachs Group, Inc. (The)	6,880	1,219,549

Invesco, Ltd.	6,200	225,680

Morgan Stanley	6,850	214,816

		2,263,245
Real estate (0.4%)
AvalonBay Communities, Inc. R	3,000	354,690

Public Storage R	1,900	285,988

		640,678
Technology (6.3%)
Apple, Inc.	1,393	781,626

Cisco Systems, Inc.	51,100	1,147,195

EMC Corp.	26,500	666,475

Google, Inc. Class A †	634	710,530

Hewlett-Packard Co.	4,700	131,506

Honeywell International, Inc.	16,400	1,498,468

IBM Corp.	1,500	281,355

Intel Corp.	14,100	366,036

L-3 Communications Holdings, Inc.	11,000	1,175,460

Lam Research Corp. †	7,000	381,150

Maxim Integrated Products, Inc.	11,300	315,383

Micron Technology, Inc. †	14,200	308,992

Microsoft Corp.	15,600	583,908

NetApp, Inc.	5,200	213,928

COMMON STOCKS (61.4%)* cont.	Shares	Value

Technology cont.
Oracle Corp.	13,500	$516,510

Qualcomm, Inc.	6,500	482,625

SanDisk Corp.	3,100	218,674

Texas Instruments, Inc.	5,500	241,505

Xilinx, Inc.	6,200	284,704

Yahoo!, Inc. †	4,300	173,892

		10,479,922
Transportation (1.0%)
Delta Air Lines, Inc.	18,000	494,460

Union Pacific Corp.	2,400	403,200

United Continental Holdings, Inc. †	9,200	348,036

United Parcel Service, Inc. Class B	4,400	462,352

		1,708,048
Utilities and power (2.6%)
Ameren Corp.	9,300	336,288

American Electric Power Co., Inc.	7,400	345,876

Calpine Corp. †	15,100	294,601

Dominion Resources, Inc.	2,600	168,194

Duke Energy Corp.	5,566	384,110

Edison International	11,300	523,190

Entergy Corp.	6,320	399,866

FirstEnergy Corp.	18,600	613,428

NextEra Energy, Inc.	4,600	393,852

PG&E Corp.	13,440	541,363

PPL Corp.	11,844	356,386

		4,357,154

Total common stocks (cost $64,327,766)		$102,612,710

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (7.1%)*	Principal amount	Value

U.S. Government Agency Mortgage Obligations (7.1%)
Federal National Mortgage Association
Pass-Through Certificates
5 1/2s, with due dates from July 1, 2033
to November 1, 2038	$606,638	$666,918
5s, August 1, 2033	204,792	222,367
4 1/2s, August 1, 2041	733,469	777,964
4 1/2s, TBA, January 1, 2044	4,000,000	4,241,875
4s, TBA, January 1, 2044	2,000,000	2,060,938
3 1/2s, TBA, January 1, 2044	2,000,000	1,988,438
3s, TBA, January 1, 2044	2,000,000	1,900,625
		11,859,125
Total U.S. government and agency mortgage
obligations (cost $11,945,032)		$11,859,125

U.S. TREASURY OBLIGATIONS (10.9%)*	Principal amount	Value

U.S. Treasury Bonds
3 3/4s, November 15, 2043	$2,500,000	$2,405,469
2 3/4s, August 15, 2042	350,000	277,320

U.S. Treasury Notes
3 1/2s, February 15, 2018	2,620,000	2,844,440
3s, September 30, 2016	5,310,000	5,643,534
2s, February 15, 2023	300,000	278,297
1 3/4s, May 31, 2016	2,210,000	2,273,998
1s, August 31, 2016	1,750,000	1,766,429
0 3/4s, March 31, 2018	2,870,000	2,788,459

Total U.S. Treasury obligations (cost $18,439,986)		$18,277,946

Putnam VT George Putnam Balanced Fund 7

CORPORATE BONDS AND NOTES (15.3%)*	Principal amount	Value

Basic materials (1.0%)
Agrium, Inc. sr. unsec. unsub. notes 7 1/8s,
2036 (Canada)	$45,000	$53,082

ArcelorMittal sr. unsec. bonds 10.35s,
2019 (France)	60,000	75,984

CF Industries, Inc. company guaranty sr. unsec.
unsub. notes 7 1/8s, 2020	11,000	12,894

Cytec Industries, Inc. sr. unsec.
unsub. notes 3 1/2s, 2023	30,000	27,568

Eastman Chemical Co. sr. unsec. notes 3.6s, 2022	55,000	52,803

Eastman Chemical Co. sr. unsec.
unsub. notes 6.3s, 2018	15,000	16,888

Georgia-Pacific, LLC sr. unsec.
unsub. notes 7 3/4s, 2029	135,000	170,940

International Paper Co. sr. unsec. notes 9 3/8s, 2019	63,000	82,534

International Paper Co. sr. unsec. notes 8.7s, 2038	10,000	13,772

International Paper Co. sr. unsec. notes 7.95s, 2018	35,000	42,514

LyondellBasell Industries NV sr. unsec. notes 6s, 2021	270,000	310,530

Methanex Corp. sr. unsec. unsub. notes 3 1/4s,
2019 (Canada)	61,000	60,458

Mosaic Co. (The) sr. unsec. notes 3 3/4s, 2021	30,000	29,486

Mosaic Co. (The) sr. unsec. unsub. notes 5 5/8s, 2043	21,000	21,273

Mosaic Co. (The) sr. unsec. unsub. notes 5.45s, 2033	9,000	9,203

Packaging Corp. of America sr. unsec.
unsub. notes 4 1/2s, 2023	40,000	40,105

Packaging Corp. of America sr. unsec.
unsub. notes 3.9s, 2022	45,000	43,717

PPG Industries, Inc. sr. unsec.
unsub. debs. 7.4s, 2019	55,000	64,513

Rock-Tenn Co. company guaranty sr. unsec.
unsub. notes 4.9s, 2022	33,000	33,878

Rock-Tenn Co. company guaranty sr. unsec.
unsub. notes 4.45s, 2019	25,000	26,352

Temple-Inland, Inc. sr. unsec.
unsub. notes 6 5/8s, 2018	30,000	34,303

Union Carbide Corp. sr. unsec.
unsub. bonds 7 3/4s, 2096	45,000	49,135

Westvaco Corp. company guaranty sr. unsec.
unsub. notes 7.95s, 2031	180,000	208,850

Weyerhaeuser Co. sr. unsec. unsub.
notes 7 3/8s, 2032 R	82,000	100,340

Xstrata Finance Canada, Ltd. 144A company
guaranty sr. unsec. notes 6s, 2041 (Canada)	5,000	4,832

Xstrata Finance Canada, Ltd. 144A company
guaranty sr. unsec. unsub. bonds 5.8s,
2016 (Canada)	95,000	104,668

		1,690,622
Capital goods (0.3%)
Legrand France SA sr. unsec. unsub. debs 8 1/2s,
2025 (France)	104,000	134,153

Parker Hannifin Corp. sr. unsec.
unsub. notes Ser. MTN, 6 1/4s, 2038	125,000	148,945

Republic Services, Inc. company
guaranty sr. unsec. unsub. notes 5 1/2s, 2019	40,000	45,009

Staples, Inc. sr. unsec. unsub. notes 2 3/4s, 2018	146,000	148,190

United Technologies Corp. sr. unsec. notes 5.7s, 2040	15,000	17,237

United Technologies Corp. sr. unsec.
unsub. notes 4 1/2s, 2042	35,000	33,988

United Technologies Corp. sr. unsec.
unsub. notes 3.1s, 2022	20,000	19,556

		547,078

CORPORATE BONDS AND NOTES (15.3%)* cont.	Principal amount	Value

Communication services (1.0%)
CC Holdings GS V, LLC/Crown Castle GS III Corp.
company guaranty sr. notes 3.849s, 2023	$30,000	$28,083

CenturyLink, Inc. sr. unsec. unsub. notes Ser. G,
6 7/8s, 2028	110,000	101,200

Comcast Corp. company guaranty sr. unsec.
unsub. notes 6 1/2s, 2035	27,000	31,493

Crown Castle Towers, LLC 144A company
guaranty sr. notes 4.883s, 2020	105,000	110,158

Koninklijke (Royal) KPN NV sr. unsec.
unsub. bonds 8 3/8s, 2030 (Netherlands)	10,000	12,678

NBCUniversal Media, LLC sr. unsec.
unsub. notes 6.4s, 2040	55,000	63,230

Orange SA sr. unsec. unsub. notes 4 1/8s,
2021 (France)	46,000	46,571

Qwest Corp. sr. unsec. notes 6 3/4s, 2021	52,000	56,688

Rogers Communications, Inc. company
guaranty sr. unsec. bonds 8 3/4s, 2032 (Canada)	10,000	12,878

Rogers Communications, Inc. company
guaranty sr. unsec. unsub. notes 4 1/2s,
2043 (Canada)	35,000	29,783

SBA Tower Trust 144A company
guaranty sr. notes 5.101s, 2017	175,000	187,561

SES SA 144A company guaranty sr. unsec.
notes 5.3s, 2043 (France)	40,000	37,117

TCI Communications, Inc. sr. unsec.
unsub. notes 7 7/8s, 2026	45,000	58,297

Telecom Italia Capital SA company guaranty
sr. unsec. unsub. notes 6.175s, 2014 (Italy)	30,000	30,675

Telefonica Emisiones SAU company
guaranty sr. unsec. notes 5.462s, 2021 (Spain)	125,000	131,893

Telefonica Emisiones SAU company
guaranty sr. unsec. notes 4.57s, 2023 (Spain)	150,000	147,913

Telefonica Emisiones SAU company guaranty
sr. unsec. unsub. notes 7.045s, 2036 (Spain)	10,000	11,167

Verizon Communications, Inc. sr. unsec.
unsub. notes 6.4s, 2033	175,000	202,451

Verizon New Jersey, Inc. company
guaranty sr. unsec. unsub. bonds 8s, 2022	110,000	132,798

Verizon Pennsylvania, Inc. company
guaranty sr. unsec. bonds 8.35s, 2030	135,000	160,501

		1,593,135
Consumer cyclicals (1.1%)
Autonation, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2020	27,000	29,025

CBS Corp. company guaranty sr. unsec.
debs. 7 7/8s, 2030	133,000	165,476

Choice Hotels International, Inc. company
guaranty sr. unsec. unsub. notes 5.7s, 2020	65,000	68,413

Expedia, Inc. company guaranty sr. unsec.
unsub. notes 5.95s, 2020	88,000	95,249

Ford Motor Co. sr. unsec. unsub. notes 7 3/4s, 2043	210,000	245,948

Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046	20,000	23,912

Ford Motor Credit Co., LLC sr. unsec.
notes 8 1/8s, 2020	225,000	282,675

GLP Capital LP/GLP Financing II, Inc. 144A
company guaranty sr. unsec. notes 4 3/8s, 2018	25,000	25,563

Grupo Televisa SAB sr. unsec. bonds 6 5/8s, 2040
(Mexico)	90,000	95,574

Historic TW, Inc. company guaranty sr. unsec.
unsub. bonds 9.15s, 2023	95,000	125,978

Host Hotels & Resorts LP sr. unsec.
unsub. notes 6s, 2021 R	48,000	52,263

8 Putnam VT George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (15.3%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Host Hotels & Resorts LP sr. unsec.
unsub. notes 5 1/4s, 2022 R	$22,000	$22,934

Hyatt Hotels Corp. sr. unsec.
unsub. notes 3 3/8s, 2023	30,000	27,396

Macy’s Retail Holdings, Inc. company
guaranty sr. unsec. notes 6.9s, 2029	15,000	17,022

Macy’s Retail Holdings, Inc. company
guaranty sr. unsec. notes 6.65s, 2024	18,000	20,799

Macy’s Retail Holdings, Inc. company
guaranty sr. unsec. notes 5 1/8s, 2042	10,000	9,570

Macy’s Retail Holdings, Inc. company
guaranty sr. unsec. notes 3 7/8s, 2022	15,000	14,979

Macy’s Retail Holdings, Inc. company guaranty
sr. unsec. notes 6.7s, 2034	40,000	45,515

Marriott International, Inc. sr. unsec.
unsub. notes 3s, 2019	45,000	45,178

News America Holdings, Inc. company
guaranty sr. unsec. debs. 7 3/4s, 2024	135,000	158,137

NVR, Inc. sr. unsec. unsub. notes 3.95s, 2022	65,000	62,151

O’Reilly Automotive, Inc. company
guaranty sr. unsec. unsub. notes 3.85s, 2023	25,000	23,992

Owens Corning company guaranty sr. unsec.
notes 9s, 2019	9,000	11,070

Time Warner, Inc. company guaranty sr. unsec.
bonds 7.7s, 2032	45,000	57,779

TJX Cos., Inc. sr. unsec. notes 2 1/2s, 2023	39,000	35,280

TRW Automotive, Inc. 144A company
guaranty sr. unsec. notes 4.45s, 2023	70,000	68,425

Viacom, Inc. sr. unsec. unsub. notes 5.85s, 2043	50,000	52,278

		1,882,581
Consumer staples (1.4%)
Altria Group, Inc. company guaranty sr. unsec.
bonds 4s, 2024	75,000	73,539

Altria Group, Inc. company guaranty sr. unsec.
notes 9.7s, 2018	14,000	18,401

Altria Group, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2019	19,000	25,029

Altria Group, Inc. company guaranty sr. unsec.
unsub. notes 2.85s, 2022	184,000	169,679

Anheuser-Busch Cos., LLC company guaranty
sr. unsec. unsub. notes 5 1/2s, 2018	115,000	130,731

Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. unsub. notes 8.2s, 2039	25,000	36,564

Campbell Soup Co. sr. unsec. unsub. notes 8 7/8s, 2021	110,000	140,651

CVS Pass-Through Trust 144A sr. mortgage
notes 4.704s, 2036	15,000	14,971

CVS Pass-Through Trust 144A sr. mtge.
notes 7.507s, 2032	160,733	191,607

Delhaize Group company guaranty sr. unsec.
notes 4 1/8s, 2019 (Belgium)	17,000	17,477

Delhaize Group SA company guaranty sr. unsec.
unsub. notes 6 1/2s, 2017 (Belgium)	80,000	89,847

Diageo Investment Corp. company
guaranty sr. unsec. debs. 8s, 2022	230,000	299,666

Erac USA Finance, LLC 144A sr. unsec.
notes 4 1/2s, 2021	120,000	125,058

Erac USA Finance, LLC 144A company guaranty
sr. unsec. notes 7s, 2037	150,000	177,513

Kraft Foods Group, Inc. sr. unsec.
unsub. notes 6 1/2s, 2040	5,000	5,862

Kraft Foods Group, Inc. sr. unsec.
unsub. notes 5s, 2042	230,000	226,732

CORPORATE BONDS AND NOTES (15.3%)* cont.	Principal amount	Value

Consumer staples cont.
Kroger Co. (The) company guaranty sr. unsec.
unsub. notes 6.4s, 2017	$55,000	$63,016

McDonald’s Corp. sr. unsec. Ser. MTN, 6.3s, 2038	75,000	91,286

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	90,000	101,099

Molson Coors Brewing Co. company
guaranty sr. unsec. unsub. notes 5s, 2042	25,000	24,461

Mondelez International, Inc. sr. unsec.
unsub. notes 6 1/2s, 2040	150,000	179,246

Tyson Foods, Inc. company guaranty sr. unsec.
unsub. notes 6.6s, 2016	70,000	78,138

WPP Finance UK company guaranty sr. unsec.
notes 8s, 2014 (United Kingdom)	100,000	104,976

		2,385,549
Energy (1.2%)
Anadarko Finance Co. company guaranty sr. unsec.
unsub. notes Ser. B, 7 1/2s, 2031	150,000	182,371

BP Capital Markets PLC company
guaranty sr. unsec. unsub. notes 4.742s, 2021
(United Kingdom)	100,000	109,386

BP Capital Markets PLC company
guaranty sr. unsec. unsub. notes 4 1/2s, 2020
(United Kingdom)	30,000	32,412

DCP Midstream, LLC 144A sr. unsec. notes 5.35s, 2020	55,000	57,270

EOG Resources, Inc. sr. unsec. notes 5 5/8s, 2019	30,000	34,428

Hess Corp. sr. unsec. unsub. notes 7.3s, 2031	55,000	67,170

Kerr-McGee Corp. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2031	55,000	68,824

Marathon Petroleum Corp. sr. unsec.
unsub. notes 6 1/2s, 2041	25,000	28,493

Motiva Enterprises, LLC 144A sr. unsec.
notes 6.85s, 2040	15,000	18,397

Noble Corp. PLC company guaranty sr. unsec.
notes 6.05s, 2041	60,000	61,660

Petrobras International Finance Co. company
guaranty sr. unsec. notes 6 3/4s, 2041 (Brazil)	35,000	32,565

Petrobras International Finance Co. company
guaranty sr. unsec. notes 5 3/8s, 2021 (Brazil)	130,000	129,010

Petrobras International Finance Co. company
guaranty sr. unsec. notes 3 7/8s, 2016 (Brazil)	70,000	72,062

Petrohawk Energy Corp. company
guaranty sr. unsec. notes 7 1/4s, 2018	140,000	150,920

Plains Exploration & Production Co. company
guaranty sr. unsec. notes 6 3/4s, 2022	156,000	171,838

Pride International, Inc. sr. unsec.
notes 7 7/8s, 2040	120,000	162,841

Spectra Energy Capital, LLC company
guaranty sr. unsec. unsub. notes 6.2s, 2018	80,000	90,262

Spectra Energy Capital, LLC sr. notes 8s, 2019	110,000	130,876

Spectra Energy Partners LP sr. unsec. notes 4.6s, 2021	40,000	41,334

Statoil ASA company guaranty sr. unsec.
notes 5.1s, 2040 (Norway)	70,000	72,652

Tosco Corp. sr. unsec. notes 8 1/8s, 2030	150,000	208,966

Weatherford Bermuda company guaranty sr. unsec.
notes 9 5/8s, 2019 (Bermuda)	23,000	29,552

Weatherford International, LLC company
guaranty sr. unsec. unsub. notes 6.8s, 2037	30,000	32,423

Weatherford International, LLC company
guaranty sr. unsec. unsub. notes 6.35s, 2017	35,000	39,568

		2,025,280

Putnam VT George Putnam Balanced Fund 9

CORPORATE BONDS AND NOTES (15.3%)* cont.	Principal amount	Value

Financials (6.6%)
ABN Amro Bank NV 144A sr. unsec. notes 4 1/4s,
2017 (Netherlands)	$215,000	$230,498

Aflac, Inc. sr. unsec. notes 6.9s, 2039	120,000	147,592

Aflac, Inc. sr. unsec. notes 6.45s, 2040	52,000	61,183

American Express Co. sr. unsec. notes 7s, 2018	16,000	19,117

American International Group, Inc. jr. sub. FRB
bonds 8.175s, 2068	114,000	137,940

Aon PLC company guaranty sr. unsec.
unsub. notes 4 1/4s, 2042	200,000	171,596

Assurant, Inc. sr. unsec. notes 6 3/4s, 2034	80,000	85,538

AXA SA 144A jr. unsec. sub. FRN notes 6.463s,
perpetual maturity (France)	75,000	76,313

Barclays Bank PLC 144A sub. notes 10.179s, 2021
(United Kingdom)	200,000	264,355

Barclays Bank PLC 144A unsec. sub. notes 6.05s,
2017 (United Kingdom)	280,000	313,035

Bear Stearns Cos., Inc. (The) sr. unsec.
notes 6.4s, 2017	205,000	239,459

Bear Stearns Cos., LLC (The) sr. unsec.
unsub. nots 7 1/4s, 2018	44,000	52,684

Berkshire Hathaway Finance Corp. company
guaranty sr. unsec. unsub. notes 4.3s, 2043	98,000	87,703

BNP Paribas SA 144A jr. unsec. sub. FRN
notes 5.186s, perpetual maturity (France)	130,000	132,763

Camden Property Trust sr. unsec. notes 4 7/8s, 2023 R	187,000	195,020

CBL & Associates LP company guaranty sr. unsec.
unsub. notes 5 1/4s, 2023 R	105,000	104,860

Citigroup, Inc. sr. unsec. notes 8 1/2s, 2019	15,000	19,224

Citigroup, Inc. sub. notes 5s, 2014	140,000	143,987

CNA Financial Corp. sr. unsec.
unsub. notes 5 3/4s, 2021	35,000	39,216

CNA Financial Corp. unsec. notes 6 1/2s, 2016	65,000	73,103

Credit Suisse AG 144A unsec. sub. notes 6 1/2s,
2023 (Switzerland)	200,000	209,338

Credit Suisse/New York sr. unsec. notes 5.3s, 2019	100,000	112,254

DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	95,000	117,361

Duke Realty LP company guaranty sr. unsec.
notes 6 3/4s, 2020 R	120,000	138,624

Duke Realty LP company guaranty sr. unsec.
unsub. notes 4 3/8s, 2022 R	122,000	120,919

Duke Realty LP sr. unsec. notes 6 1/2s, 2018 R	25,000	28,570

EPR Properties unsec. notes 5 1/4s, 2023 R	50,000	48,880

Fifth Third Bancorp jr. unsec. sub. FRB
bonds 5.1s, 2049	29,000	25,665

GE Capital Trust I unsec. sub. FRB bonds 6 3/8s, 2067	215,000	232,200

General Electric Capital Corp. sr. unsec.
notes 6 3/4s, 2032	175,000	216,703

Genworth Financial, Inc. sr. unsec.
unsub. notes 7 5/8s, 2021	126,000	149,939

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	210,000	255,367

Hartford Financial Services Group, Inc. (The)
sr. unsec. unsub. notes 6 5/8s, 2040	238,000	287,608

HBOS PLC 144A unsec. sub. bonds 6s, 2033
(United Kingdom)	135,000	130,122

Health Care REIT, Inc. sr. unsec.
unsub. notes 3 3/4s, 2023 R	60,000	56,615

Highwood Realty LP sr. unsec. bonds 5.85s, 2017 R	135,000	148,661

HSBC Finance Capital Trust IX FRN notes 5.911s, 2035	400,000	412,000

HSBC USA Capital Trust I 144A jr. bank
guaranty unsec. notes 7.808s, 2026	100,000	101,250

CORPORATE BONDS AND NOTES (15.3%)* cont.	Principal amount	Value

Financials cont.
ING Bank NV 144A unsec. sub. notes 5.8s,
2023 (Netherlands)	$200,000	$207,413

International Lease Finance Corp. sr. unsec.
notes 6 1/4s, 2019	45,000	48,713

JPMorgan Chase & Co. jr. unsec. sub. FRN
notes 7.9s, perpetual maturity	110,000	121,275

JPMorgan Chase Capital XXIII company guaranty jr.
unsec. sub. FRN notes 1.241s, 2047	488,000	351,360

Leucadia National Corp. sr. unsec. bonds 5 1/2s, 2023	80,000	79,953

Liberty Mutual Insurance Co. 144A notes 7.697s, 2097	100,000	101,995

Lloyds Bank PLC company guaranty sr. unsec.
sub. notes Ser. MTN, 6 1/2s, 2020 (United Kingdom)	190,000	215,981

Macquarie Bank, Ltd. 144A unsec.
sub. notes 6 5/8s, 2021 (Australia)	160,000	176,950

Massachusetts Mutual Life Insurance Co. 144A
notes 8 7/8s, 2039	155,000	222,125

MetLife Capital Trust IV 144A jr. unsec.
sub. notes 7 7/8s, 2037	400,000	459,000

Mid-America Apartments LP sr. unsec.
notes 4.3s, 2023 R	30,000	29,260

Nationwide Financial Services, Inc. notes 5 5/8s, 2015	50,000	52,216

Nationwide Mutual Insurance Co. 144A
notes 8 1/4s, 2031	60,000	73,597

Nordea Bank AB 144A sub. notes 4 7/8s,
2021 (Sweden)	200,000	206,724

OneAmerica Financial Partners, Inc. 144A
bonds 7s, 2033	56,000	54,276

Pacific LifeCorp 144A sr. notes 6s, 2020	30,000	33,206

Primerica, Inc. sr. unsec. unsub. notes 4 3/4s, 2022	33,000	33,894

Progressive Corp. (The) jr. unsec. sub. FRN
notes 6.7s, 2037	383,000	413,640

Prudential Financial, Inc. jr. unsec. sub. FRN
notes 5 5/8s, 2043	35,000	34,431

Prudential Financial, Inc. jr. unsec. sub. FRN
notes 5.2s, 2044	137,000	132,205

Prudential Financial, Inc. sr. unsec.
notes 6 5/8s, 2040	35,000	42,443

Rabobank Nederland 144A jr. unsec. sub. FRN
notes 11s, perpetual maturity (Netherlands)	150,000	198,563

Rayonier, Inc. company guaranty sr. unsec.
unsub. notes 3 3/4s, 2022 R	40,000	37,674

Realty Income Corp. sr. unsec. notes 4.65s, 2023 R	120,000	120,772

Royal Bank of Scotland Group PLC unsec.
sub. notes 6.1s, 2023 (United Kingdom)	23,000	23,485

Royal Bank of Scotland Group PLC unsec.
sub. notes 6s, 2023 (United Kingdom)	17,000	17,121

Royal Bank of Scotland PLC (The) unsec. sub. FRN
notes 9 1/2s, 2022 (United Kingdom)	190,000	222,300

Santander Holdings USA, Inc. sr. unsec.
unsub. notes 4 5/8s, 2016	180,000	191,650

Santander Issuances SAU 144A bank guaranty unsec.
sub. notes 5.911s, 2016 (Spain)	100,000	103,560

Santander UK PLC 144A unsec. sub. notes 5s, 2023
(United Kingdom)	65,000	65,067

Standard Chartered PLC 144A unsec.
sub. notes 3.95s, 2023 (United Kingdom)	250,000	231,881

State Street Capital Trust IV company
guaranty jr. unsec. sub. FRB bonds 1.243s, 2037	306,000	231,676

Tanger Properties, LP sr. unsec. notes 6 1/8s, 2020 R	40,000	45,936

Teachers Insurance & Annuity Association
of America 144A notes 6.85s, 2039	40,000	49,376

10 Putnam VT George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (15.3%)* cont.	Principal amount	Value

Financials cont.
Travelers Property Casuality Corp. sr. unsec.
unsub. bonds 7 3/4s, 2026	$40,000	$50,998

UBS AG/Stamford, CT jr. unsec. sub. notes 7 5/8s, 2022	360,000	412,313

Wachovia Bank NA sub. notes Ser. BKNT, 6s, 2017	295,000	340,401

WEA Finance, LLC/ WT Finance Aust. Pty. Ltd. 144A
company guaranty sr. unsec. notes 6 3/4s, 2019	85,000	101,065

Willis Group Holdings PLC company
guaranty sr. unsec. unsub. notes 5 3/4s, 2021	110,000	118,328

ZFS Finance USA Trust V 144A FRB bonds 6 1/2s, 2037	30,000	31,913

		11,071,998
Government (0.4%)
International Bank for Reconstruction & Development
sr. unsec. unsub. bonds 7 5/8s, 2023 (Supra-Nation)	500,000	674,960

		674,960
Health care (0.2%)
Actavis PLC sr. unsec. notes 4 5/8s, 2042	29,000	26,505

Actavis PLC sr. unsec. notes 3 1/4s, 2022	20,000	18,697

Actavis PLC sr. unsec. notes 1 7/8s, 2017	10,000	9,946

Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037	48,000	58,537

Coventry Health Care, Inc. sr. unsec.
notes 5.45s, 2021	70,000	77,732

Mylan, Inc./PA 144A sr. unsec. notes 2.6s, 2018	15,000	15,027

Quest Diagnostics, Inc. company
guaranty sr. unsec. notes 6.95s, 2037	50,000	55,170

Quest Diagnostics, Inc. company
guaranty sr. unsec. notes 4 3/4s, 2020	17,000	17,787

UnitedHealth Group, Inc. sr. unsec.
unsub. notes 4 5/8s, 2041	45,000	42,251

WellPoint, Inc. sr. unsec. unsub. notes 4 5/8s, 2042	30,000	27,726

		349,378
Technology (0.1%)
Apple, Inc. sr. unsec. unsub. notes 3.85s, 2043	92,000	77,237

Fidelity National Information Services, Inc.
company guaranty sr. unsec. unsub. notes 5s, 2022	122,000	124,593

		201,830
Transportation (0.3%)
Burlington Northern Santa Fe, LLC sr. unsec.
notes 5.4s, 2041	85,000	88,675

Burlington Northern Santa Fe, LLC sr. unsec.
unsub. notes 5 3/4s, 2040	40,000	43,957

Continental Airlines, Inc. pass-through
certificates Ser. 97-4A, 6.9s, 2019	12,716	13,622

Continental Airlines, Inc. pass-through
certificates Ser. 98-1A, 6.648s, 2017	45,909	48,836

Kansas City Southern de Mexico SA de CV
sr. unsec. unsub. notes 2.35s, 2020 (Mexico)	7,000	6,516

Kansas City Southern Railway Co. (The) 144A
sr. unsec. notes 4.3s, 2043	13,000	11,339

Norfolk Southern Corp. sr. unsec. notes 6s, 2111	60,000	63,530

Southwest Airlines Co. pass-through certificates
Ser. 07-1, 6.15s, 2022	92,360	105,637

Union Pacific Railroad Co. 2004 Pass Through
Trust 144A sr. bonds 5.214s, 2014	20,000	20,552

		402,664
Utilities and power (1.7%)
Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035	55,000	57,466

Arizona Public Services Co. sr. unsec.
notes 4 1/2s, 2042	23,000	22,024

Beaver Valley Funding Corp. sr. bonds 9s, 2017	23,000	23,131

Boardwalk Pipelines LP company
guaranty sr. unsec. notes 5 7/8s, 2016	120,000	133,084

Commonwealth Edison Co. sr. mtge. bonds 5 7/8s, 2033	15,000	17,010

CORPORATE BONDS AND NOTES (15.3%)* cont.	Principal amount	Value

Utilities and power cont.
Consolidated Edison Co. of New York sr. unsec.
unsub. notes 4.2s, 2042	$35,000	$32,050

Dominion Resources, Inc./VA sr. unsec.
unsub. notes Ser. 07-A, 6s, 2017	90,000	103,007

Duke Energy Carolinas, LLC sr. mtge.
notes 4 1/4s, 2041	70,000	66,115

EDP Finance BV 144A sr. unsec. unsub. notes 6s,
2018 (Netherlands)	100,000	107,225

El Paso Natural Gas Co., LLC sr. unsec.
unsub. bonds 8 3/8s, 2032	75,000	96,247

El Paso Pipeline Partners Operating Co., LP
company guaranty sr. unsec. notes 6 1/2s, 2020	30,000	34,394

Electricite de France (EDF) 144A sr. unsec.
notes 6.95s, 2039 (France)	120,000	146,615

Electricite de France (EDF) 144A sr. unsec.
unsub. notes 5.6s, 2040 (France)	40,000	41,482

Energy Transfer Partners LP sr. unsec.
unsub. notes 7.6s, 2024	30,000	35,701

Energy Transfer Partners LP sr. unsec.
unsub. notes 6 1/2s, 2042	117,000	125,809

Energy Transfer Partners LP sr. unsec.
unsub. notes 5.2s, 2022	35,000	36,748

Ente Nazionale Idrocarburi (ENI) SpA 144A
sr. unsec. notes 4.15s, 2020 (Italy)	130,000	132,479

Enterprise Products Operating, LLC company
guaranty sr. unsec. unsub. notes 4.85s, 2042	55,000	51,797

Iberdrola International BV company guaranty
sr. unsec. unsub. notes 6 3/4s, 2036 (Spain)	30,000	32,584

ITC Holdings Corp. 144A notes 5 7/8s, 2016	35,000	38,734

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	40,000	44,668

Kansas Gas and Electric Co. bonds 5.647s, 2021	35,771	37,420

MidAmerican Funding, LLC sr. bonds 6.927s, 2029	10,000	12,060

Narragansett Electric Co. (The) 144A sr. unsec.
notes 4.17s, 2042	55,000	48,094

Nevada Power Co. mtge. notes 7 1/8s, 2019	45,000	54,738

Oncor Electric Delivery Co., LLC sr. notes 7s, 2022	55,000	65,614

Oncor Electric Delivery Co., LLC sr. notes 4.1s, 2022	60,000	60,271

Pacific Gas & Electric Co. sr. unsec.
notes 6.35s, 2038	55,000	64,347

Pacific Gas & Electric Co. sr. unsub. notes 5.8s, 2037	30,000	33,290

Potomac Edison Co. 144A sr. bonds 5.8s, 2016	37,000	40,508

PPL Capital Funding, Inc. company
guaranty sr. unsec. unsub. notes 4.2s, 2022	5,000	4,998

PPL WEM Holdings PLC 144A sr. unsec.
notes 5 3/8s, 2021 (United Kingdom)	210,000	223,291

Puget Sound Energy, Inc. jr. sub. FRN
notes Ser. A, 6.974s, 2067	99,000	101,351

Teco Finance, Inc. company guaranty sr. unsec.
unsub. notes 6.572s, 2017	15,000	17,343

Texas-New Mexico Power Co. 144A 1st mtge.
bonds Ser. A, 9 1/2s, 2019	135,000	171,166

TransCanada PipeLines, Ltd. jr. unsec. sub. FRN
notes 6.35s, 2067 (Canada)	180,000	184,898

Westar Energy, Inc. sr. mtge. notes 4 1/8s, 2042	35,000	31,900

Wisconsin Energy Corp. jr. unsec. sub. FRN
notes 6 1/4s, 2067	300,000	309,375

		2,839,034

Total corporate bonds and notes (cost $24,157,578)		$25,664,109

Putnam VT George Putnam Balanced Fund 11

CONVERTIBLE PREFERRED STOCKS (0.6%)*	Shares	Value

PPL Corp. $4.375 cv. pfd.	5,136	$270,821

United Technologies Corp. $3.75 cv. pfd.	7,226	473,086

Weyerhaeuser Co. Ser. A, $3.188 cv. pfd. R	6,140	342,113

Total convertible preferred stocks (cost $938,743)		$1,086,020

MORTGAGE-BACKED SECURITIES (0.4%)*	Principal amount	Value

Banc of America Commercial Mortgage Trust FRB
Ser. 05-1, Class A4, 5.171s, 2042	$144,229	$146,681

Federal Home Loan Mortgage Corp.
Ser. T-56, Class A, IO, 0.524s, 2043	734,146	12,589
Ser. T-56, Class 1, IO, zero %, 2043	676,165	53
Ser. T-56, Class 2, IO, zero %, 2043	641,335	2,004
Ser. T-56, Class 3, IO, zero %, 2043	531,160	41

First Plus Home Loan Trust Ser. 97-3, Class B1,
7.79s, 2023 (In default) †	14,822	1

GE Business Loan Trust 144A Ser. 04-2, Class D,
2.917s, 2032	38,736	18,980

GS Mortgage Securities Trust 144A Ser. 98-C1,
Class F, 6s, 2030	18,579	18,672

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	19,268	19,364
Ser. 99-C1, Class G, 6.41s, 2031	97,000	100,859
Ser. 98-C4, Class H, 5.6s, 2035	143,000	150,939

Morgan Stanley Capital I Trust FRB Ser. 07-HQ12,
Class A2, 5.597s, 2049	81,356	81,762

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E,
8s, 2038	211,204	52,801

Total mortgage-backed securities (cost $560,373)		$604,746

INVESTMENT COMPANIES (0.3%)*	Shares	Value

Vanguard MSCI Emerging Markets ETF	10,400	$427,856

Total investment companies (cost $409,590)		$427,856

MUNICIPAL BONDS AND NOTES (0.2%)*	Principal amount	Value

CA State G.O. Bonds (Build America Bonds),
7 1/2s, 4/1/34	$30,000	$38,306

IL State G.O. Bonds
4.421s, 1/1/15	65,000	67,018
4.071s, 1/1/14	185,000	185,000

North TX, Thruway Auth. Rev. Bonds (Build America
Bonds), 6.718s, 1/1/49	55,000	65,617

OH State U. Rev. Bonds (Build America Bonds),
4.91s, 6/1/40	40,000	40,116

Total municipal bonds and notes (cost $375,201)		$396,057

SHORT-TERM INVESTMENTS (11.2%)*	Shares	Value

Putnam Short Term Investment Fund 0.08% L	18,706,028	$18,706,028

Total short-term investments (cost $18,706,028)		$18,706,028

Total investments (cost $139,860,297)		$179,634,597

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
BKNT	Bank Note
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
G.O. Bonds	General Obligation Bonds
IO	Interest Only
MTN	Medium Term Notes
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2013 through December 31, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC  820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $167,233,374.

† Non-income-producing security.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $9,303,008 to cover delayed delivery securities.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The dates shown on debt obligations are the original maturity dates.

TBA SALE COMMITMENTS OUTSTANDING
at 12/31/13 (proceeds receivable	Principal	Settlement
$1,008,594)	amount	date	Value

Federal National Mortgage Association,
3 1/2s, January 1, 2044	$1,000,000	1/13/14	$994,219

Total			$994,219

12 Putnam VT George Putnam Balanced Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$2,850,244	$—	$—

Capital goods	5,057,869	220,306	—

Communication services	2,638,298	—	—

Conglomerates	2,787,252	—	—

Consumer cyclicals	10,623,139	—	—

Consumer staples	8,317,024	—	—

Energy	12,048,444	—	—

Financials	24,669,053	—	—

Health care	16,855,957	—	—

Technology	10,479,922	—	—

Transportation	1,708,048	—	—

Utilities and power	4,357,154	—	—

Total common stocks	102,392,404	220,306	—

Convertible preferred stocks	$473,086	$612,934	$—

Corporate bonds and notes	—	25,664,109	—

Investment companies	427,856	—	—

Mortgage-backed securities	—	604,746	—

Municipal bonds and notes	—	396,057	—

U.S. Government and Agency Mortgage Obligations	—	11,859,125	—

U.S. Treasury Obligations	—	18,277,946	—

Short-term investments	18,706,028	—	—

Totals by level	$121,999,374	$57,635,223	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

TBA sale commitments	—	(994,219)	—

Totals by level	$—	$(994,219)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

Putnam VT George Putnam Balanced Fund 13

Statement of assets and liabilities
12/31/13

Assets

Investment in securities, at value (Note 1):

Unaffiliated issuers (identified cost $121,154,269)	$160,928,569

Affiliated issuers (identified cost $18,706,028) (Note 5)	18,706,028

Dividends, interest and other receivables	795,801

Receivable for sales of delayed delivery securities (Note 1)	1,009,760

Receivable for investments sold	190,356

Total assets	181,630,514

Liabilities

Payable to custodian	15,732

Payable for investments purchased	2,662,538

Payable for purchases of delayed delivery securities (Note 1)	10,324,602

Payable for shares of the fund repurchased	85,603

Payable for compensation of Manager (Note 2)	73,957

Payable for custodian fees (Note 2)	7,911

Payable for investor servicing fees (Note 2)	13,307

Payable for Trustee compensation and expenses (Note 2)	102,455

Payable for administrative services (Note 2)	1,096

Payable for distribution fees (Note 2)	17,676

TBA sale commitments, at value (proceeds receivable $1,008,594) (Note 1)	994,219

Other accrued expenses	98,044

Total liabilities	14,397,140

Net assets	$167,233,374

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$229,720,182

Undistributed net investment income (Note 1)	2,546,371

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(104,821,854)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	39,788,675

Total — Representing net assets applicable to capital shares outstanding	$167,233,374

Computation of net asset value Class IA

Net assets	$83,434,519

Number of shares outstanding	8,980,985

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$9.29

Computation of net asset value Class IB

Net assets	$83,798,855

Number of shares outstanding	9,059,514

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$9.25

The accompanying notes are an integral part of these financial statements.

14 Putnam VT George Putnam Balanced Fund

Statement of operations
Year ended 12/31/13

Investment income

Dividends (net of foreign tax of $15,202)	$2,669,708

Interest (including interest income of $12,946 from investments in affiliated issuers) (Note 5)	1,564,169

Total investment income	4,233,877

Expenses

Compensation of Manager (Note 2)	909,386

Investor servicing fees (Note 2)	171,831

Custodian fees (Note 2)	18,138

Trustee compensation and expenses (Note 2)	13,656

Distribution fees (Note 2)	221,398

Administrative services (Note 2)	4,597

Auditing and tax fees	74,211

Other	59,701

Total expenses	1,472,918

Expense reduction (Note 2)	(4,205)

Net expenses	1,468,713

Net investment income	2,765,164

Net realized gain on investments (Notes 1 and 3)	15,126,383

Net realized gain on swap contracts (Note 1)	33

Net realized gain on foreign currency transactions (Note 1)	133

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	15

Net unrealized appreciation of investments and TBA sale commitments during the year	10,975,702

Net gain on investments	26,102,266

Net increase in net assets resulting from operations	$28,867,430

Statement of changes in net assets

	Year ended	Year ended
	12/31/13	12/31/12

Decrease in net assets

Operations:

Net investment income	$2,765,164	$3,315,184

Net realized gain on investments and foreign currency transactions	15,126,549	9,661,792

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	10,975,717	8,328,010

Net increase in net assets resulting from operations	28,867,430	21,304,986

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(1,652,135)	(1,872,551)

Class IB	(1,595,306)	(1,873,492)

Decrease from capital share transactions (Note 4)	(31,672,202)	(23,279,944)

Total decrease in net assets	(6,052,213)	(5,721,001)

Net assets:

Beginning of year	173,285,587	179,006,588

End of year (including undistributed net investment income of $2,546,371 and $3,058,373, respectively)	$167,233,374	$173,285,587

The accompanying notes are an integral part of these financial statements.

Putnam VT George Putnam Balanced Fund 15

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)[e]

Class IA

12/31/13	$8.00	.15	1.31	1.46	(.17)	—	(.17)	$9.29	18.46	$83,435.73		1.74	79

12/31/12	7.25	.15	.77	.92	(.17)	—	(.17)	8.00	12.77	82,153.74		1.99	87

12/31/11	7.21	.15	.06	.21	(.17)	—	(.17)	7.25	2.88	83,017.74		2.07	100

12/31/10	6.84	.16	.58	.74	(.37)	—	(.37)	7.21	11.20	94,297	.74[f]	2.38	191

12/31/09	5.74	.19	1.22	1.41	(.31)	—	(.31)	6.84	26.10	100,211	1.00[g,h]	3.15	237

Class IB

12/31/13	$7.97	.13	1.30	1.43	(.15)	—	(.15)	$9.25	18.09	$83,799.98		1.49	79

12/31/12	7.22	.13	.77	.90	(.15)	—	(.15)	7.97	12.54	91,133.99		1.74	87

12/31/11	7.17	.13	.07	.20	(.15)	—	(.15)	7.22	2.77	95,989.99		1.82	100

12/31/10	6.81	.14	.57	.71	(.35)	—	(.35)	7.17	10.83	111,467	.99[f]	2.13	191

12/31/09	5.71	.17	1.21	1.38	(.28)	—	(.28)	6.81	25.63	119,799	1.25[g,h]	2.87	237

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset arrangements and brokerage/service arrangements (Note 2).

e Portfolio turnover excludes TBA purchase and sale transactions.

f Excludes the impact of a reduction to interest expense related to the resolution of certain terminated derivatives contracts, which amounted to 0.09% of average net assets for the period ended December 31, 2010.

g Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of 0.05% as a percentage of average net assets.

h Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.23% of average net assets for the period ended December 31, 2009.

The accompanying notes are an integral part of these financial statements.

16 Putnam VT George Putnam Balanced Fund

Notes to financial statements 12/31/13

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2013 through December 31, 2013.

Putnam VT George Putnam Balanced Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds which produce both capital growth and current income. The fund invests mainly in a combination of bonds and value stocks of large and midsized U.S. companies with a greater focus on value stocks. Value stocks are those that we believe are currently undervalued by the market. If Putnam Management is correct and other investors ultimately recognize the value of the company, the price of its stock may rise. The fund buys bonds of governments and private companies that are mostly investment-grade in quality with intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed income investments.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of

Putnam VT George Putnam Balanced Fund 17

the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes an upfront payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the close of the contract. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties are settled through a central clearing agent through variation margin payments. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at their fair value, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at their fair value, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. Based on market circumstances, Putnam Management will determine whether to deliver the underlying securities or to dispose of the TBA commitments prior to settlement. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

18 Putnam VT George Putnam Balanced Fund

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At December 31, 2013, the fund had a capital loss carryover of $103,973,943 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$70,200,530	$—	$70,200,530	12/31/16

33,773,413	—	33,773,413	12/31/17

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $29,725 to decrease undistributed net investment income, $4 to increase paid-in-capital and $29,721 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$40,161,777
Unrealized depreciation	(1,040,210)

Net unrealized appreciation	39,121,567
Undistributed ordinary income	2,546,371
Capital loss carryforward	(103,973,943)

Cost for federal income tax purposes	$140,513,030

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 38.4% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.680%	of the first $5 billion,
0.630%	of the next $5 billion,
0.580%	of the next $10 billion,
0.530%	of the next $10 billion,
0.480%	of the next $50 billion,
0.460%	of the next $50 billion,
0.450%	of the next $100 billion and
0.445%	of any excess thereafter.

Following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management, the Trustees of the fund approved an interim management contract with Putnam Management. Consistent with Rule 15a–4 under the Investment Company Act of 1940, the interim management contract will remain in effect until the earlier to occur of (i) approval by the fund’s shareholders of a new management contract and (ii) March 7, 2014. Except with respect to termination, the substantive terms of the interim management contract, including terms relating to fees payable to Putnam Management, are identical to the terms of the fund’s previous management contract with Putnam Management. The Trustees of the fund also approved the continuance, effective October 8, 2013, of the sub-management contract between Putnam Management and Putnam Investments Limited (PIL) described below, for a term no longer than March 7, 2014. The Trustees of the fund have called a shareholder meeting for February 27, 2014, at which shareholders of the fund will consider approval of a proposed new management contract between the fund and Putnam Management. The substantive terms of the proposed new management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract. Further information regarding the proposed new management contract is included in a proxy statement filed with the SEC on December 20, 2013. The proxy statement was mailed to shareholders of record beginning on or about December 23, 2013.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a

Putnam VT George Putnam Balanced Fund 19

fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. This expense limitation remains in place under the interim management contract described above. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

PIL, an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$83,255
Class IB	88,576

Total	$171,831

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $21 under the expense offset arrangements and by $4,184 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $113, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$221,398

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA transactions aggregated $119,782,831 and $145,474,783 respectively. These figures include the cost of purchases and proceeds from sales of long-term U.S. government securities of $26,487,198 and $24,407,655, respectively.

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/13		Year ended 12/31/12		Year ended 12/31/13		Year ended 12/31/12

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	251,736	$2,190,403	347,405	$2,668,117	243,154	$2,104,721	321,691	$2,432,022

Shares issued in connection with reinvestment
of distributions	197,861	1,652,135	245,420	1,872,551	191,513	1,595,306	246,188	1,873,492

	449,597	3,842,538	592,825	4,540,668	434,667	3,700,027	567,879	4,305,514

Shares repurchased	(1,732,628)	(14,979,099)	(1,774,330)	(13,608,864)	(2,811,573)	(24,235,668)	(2,424,259)	(18,517,262)

Net decrease	(1,283,031)	$(11,136,561)	(1,181,505)	$(9,068,196)	(2,376,906)	$(20,535,641)	(1,856,380)	$(14,211,748)

Note 5 — Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Fair value at the beginning of				Fair value at the end of the
Name of affiliate	the reporting period	Purchase cost	Sale proceeds	Investment income	reporting period

Putnam Money Market Liquidity Fund*	$15,519,863	$2,401,909	$17,921,772	$2,498	$—

Putnam Short Term Investment Fund*	—	50,768,228	32,062,200	10,448	18,706,028

Totals	$15,519,863	$53,170,137	$49,983,972	$12,946	$18,706,028

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

20 Putnam VT George Putnam Balanced Fund

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

OTC credit default swap contracts (notional)	$1,000

As of the close of the reporting period, the fund did not hold any derivative instruments.

The following is a summary of realized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1) (there were no unrealized gains or losses on derivative instruments):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments
under ASC 815	Swaps	Total

Credit contracts	$33	$33

Total	$33	$33

Putnam VT George Putnam Balanced Fund 21

Federal tax information (Unaudited)

The fund designated 80.56% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

22 Putnam VT George Putnam Balanced Fund

Trustee approval of management contract

Putnam Investment Management (“Putnam Management”) serves as investment manager to your fund under a management contract. In addition, Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), provides services to your fund under a sub-management contract between Putnam Management and PIL. Putnam Management is majority owned (directly and indirectly) by Power Corporation of Canada, a diversified international management and holding company with interests in companies in the financial services, communications and other business sectors. Until his death on October 8, 2013, The Honourable Paul G. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada. Upon his death, Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust (the “Transfer”). As a technical matter, the Transfer may have constituted an “assignment” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), causing your fund’s existing management and sub-management contracts to terminate automatically. On October 18, 2013, the Trustees, including all of the Trustees who are not “interested persons” (as this term is defined in the 1940 Act) of the Putnam funds (the “Independent Trustees”), approved interim management contracts between the Putnam funds and Putnam Management and the continuance of your fund’s sub-management contract to address this possibility and to avoid disruption of investment advisory and other services provided to the Putnam funds. At a subsequent meeting on November 22, 2013, the Trustees, including all of the Independent Trustees, approved new definitive management contracts between the Putnam funds and Putnam Management and determined to recommend their approval to the shareholders of the Putnam funds at a shareholder meeting called for February 27, 2014. The Trustees also approved new sub-management contracts, to be effective at the same time as the new definitive management contracts.

In considering whether to approve your fund’s interim management contract and the continuance of your fund’s sub-management contract in October, and in considering whether to approve your fund’s new definitive management contract and its new sub-management contract in November, the Trustees took into account that they had recently approved the continuation (through June 30, 2014) of the fund’s previous management and sub-management contracts at their meeting in June 2013. The Trustees considered that the terms of the interim management contract and new definitive management contract were identical to those of the previous management contract, except for the effective dates and initial terms and for certain non-substantive changes. They also considered that the terms of the sub-management contract were identical to those of the previous sub-management contract, except for the effective dates and initial terms. In light of the substantial similarity between the proposed contracts and the previous versions of these contracts approved by the Trustees at their June 2013 meeting, the Trustees relied to a considerable extent on their review of these contracts in connection with their June meeting. In addition, the Trustees considered a number other factors relating to the Transfer, including, but not limited to, the following:

• Information about the operations of The Desmarais Family Residuary Trust, including that Paul Desmarais, Jr. and André Desmarais, Mr. Desmarais’ sons, were expected to exercise, jointly, voting control over the Power Corporation of Canada shares controlled by The Desmarais Family Residuary Trust.

• That Paul Desmarais, Jr. and André Desmarais had been playing active managerial roles at Power Corporation of Canada, with responsibility for the oversight of Power Corporation of Canada’s subsidiaries, including Putnam Investments, since Power Corporation of Canada had acquired Putnam Investments in 2007, including serving as Directors of Putnam Investments, and that the Transfer would not affect their responsibilities as officers of Power Corporation of Canada.

• The intention expressed by representatives of Power Corporation of Canada and its subsidiaries, Power Financial Corporation and Great-West Lifeco, that there would be no change to the operations or management of Putnam Investments, to Putnam Management’s management of the funds or to investment, advisory and other services provided to the funds by Putnam Management and its affiliates as a result of the Transfer.

• Putnam Management’s assurances that, following the Transfer, Putnam Management would continue to provide the same level of services to each fund and that the Transfer will not have an adverse impact on the ability of Putnam Management and its affiliates to continue to provide high quality investment advisory and other services to the funds.

• Putnam Management’s assurances that there are no current plans to make any changes to the operations of the funds, existing management fees, expense limitations, distribution arrangements, or the quality of any services provided to the funds or their shareholders, as a result of the Transfer.

• The benefits that the funds have received and may potentially receive as a result of Putnam Management being a member of the Power Corporation of Canada group of companies, which promotes the stability of the Putnam organization.

• Putnam Investments’ commitment to bear a reasonable share of the expenses incurred by the Putnam Funds in connection with the Transfer.

General conclusions in connection with the Trustees’ June 2013 approval of the fund’s management and sub-management contracts

As noted above, in connection with their deliberations in October and November 2013, in addition to the factors described above, the Trustees considered their recent approval of your fund’s management and sub-management contracts in June 2013. The Board oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management and sub-management contracts. The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Independent Trustees.

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these

Putnam VT George Putnam Balanced Fund 23

materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2013, subject to certain changes in the sub-management contract noted below. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ June 2013 approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered administrative revisions to your fund’s sub-management contract. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. The Independent Trustees’ approval of this recommendation was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

24 Putnam VT George Putnam Balanced Fund

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their total returns with the returns of selected investment benchmarks or targeted returns. In the case of your fund, the Trustees considered that its class IA share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper VP (Underlying Funds) — Balanced Funds) for the one-year, three-year and five-year periods ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	Three-year period	Five-year period

2nd	1st	4th

Over the one-year, three-year and five-year periods ended December 31, 2012, there were 163, 155 and 139 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees, while noting that your fund’s investment performance over the one- and three-year periods ended December 31, 2012 had been favorable, expressed concern about your fund’s fourth quartile performance over the five-year period then ended and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance over this period was due in significant part to the fund’s particularly weak performance 2008,

Putnam VT George Putnam Balanced Fund 25

which was largely due to the fund’s exposure to mortgage-backed securities and collateralized mortgage obligations.

The Trustees considered steps that Putnam Management had taken to support improved performance, noting in particular that, in November 2008, a new portfolio manager replaced the three individuals on the portfolio management team with responsibility for the fund’s equity investments, and that the fund’s relative performance has improved under this portfolio manager, with the fund ranking in the second quartile for the one-year period ended December 31, 2012 and in the first quartile for the three-year period then ended. The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equities research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance issues that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on past responsiveness of Putnam Management to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

26 Putnam VT George Putnam Balanced Fund

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.	The Rohatyn Group, an emerging-market fund complex that manages money for institutions	
Ravi Akhoury Born 1947 Trustee since 2009	Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.	RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company	
Barbara M. Baumann Born 1955 Trustee since 2010	President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.	Devon Energy Corporation, a leading independent natural gas and oil exploration and production company; SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses.	
Jameson A. Baxter Born 1943 Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011	President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.	None	
Charles B. Curtis Born 1940 Trustee since 2001	Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.	Southern California Edison, a regulated electric utility, and its parent company, Edison International	
Robert J. Darretta Born 1946 Trustee since 2007	From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.	UnitedHealth Group, a diversified health-care company	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.	Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy	
John A. Hill Born 1942 Trustee since 1985 and Chairman from 2000 to 2011	Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.	Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Paul L. Joskow Born 1947 Trustee since 1997	Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.	Yale University; TransCanada Corporation, an energy company focused on natural gas transmission, oil pipeline, and power services; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra

Putnam VT George Putnam Balanced Fund 27

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2013, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers
In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Michael J. Higgins (Born 1976)	James P. Pappas (Born 1953)
Executive Vice President, Principal Executive	Vice President, Treasurer, and Clerk	Vice President
Officer, and Compliance Liaison	Since 2010	Since 2004
Since 2004	Manager of Finance, Dunkin’ Brands	Director of Trustee Relations,
	(2008–2010); Senior Financial Analyst, Old	Putnam Investments and
Steven D. Krichmar (Born 1958)	Mutual Asset Management (2007–2008);	Putnam Management
Vice President and Principal Financial Officer	Senior Financial Analyst, Putnam Investments
Since 2002	(1999–2007)	Mark C. Trenchard (Born 1962)
Chief of Operations, Putnam Investments and		Vice President and BSA Compliance Officer
Putnam Management	Janet C. Smith (Born 1965)	Since 2002
	Vice President, Principal Accounting Officer,	Director of Operational Compliance,
Robert T. Burns (Born 1961)	and Assistant Treasurer	Putnam Investments and Putnam
Vice President and Chief Legal Officer	Since 2007	Retail Management
Since 2011	Director of Fund Administration Services,
General Counsel, Putnam Investments,	Putnam Investments and	Nancy E. Florek (Born 1957)
Putnam Management, and Putnam	Putnam Management	Vice President, Director of Proxy Voting and
Retail Management		Corporate Governance, Assistant Clerk, and
	Susan G. Malloy (Born 1957)	Associate Treasurer
Robert R. Leveille (Born 1969)	Vice President and Assistant Treasurer	Since 2000
Vice President and Chief Compliance Officer	Since 2007
Since 2007	Director of Accounting & Control
Chief Compliance Officer, Putnam	Services, Putnam Investments and
Investments, Putnam Management, and	Putnam Management
Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

28 Putnam VT George Putnam Balanced Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Charles B. Curtis
Putnam Investments Limited		Robert J. Darretta
57–59 St James’s Street	Custodian	Katinka Domotorffy
London, England SW1A 1LD	State Street Bank and Trust Company	John A. Hill
Paul L. Joskow
Marketing Services	Legal Counsel	Kenneth R. Leibler
Putnam Retail Management	Ropes & Gray LLP	Robert E. Patterson
One Post Office Square		George Putnam, III
Boston, MA 02109	Auditor	Robert L. Reynolds
	PricewaterhouseCoopers LLP	W. Thomas Stephens

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT George Putnam Balanced Fund 29

This report has been prepared for the shareholders	H504
of Putnam VT George Putnam Balanced Fund.	285138 2/14

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2013	$68,470	$ —	$5,856	$ —
December 31, 2012	$91,318	$ —	$5,856	$365

For the fiscal years ended December 31, 2013 and December 31, 2012, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $155,856 and $258,333 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2013	$ —	$150,000	$ —	$ —

December 31, 2012	$ —	$147,500	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 27, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: February 27, 2014